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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)      December 21, 2001
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                        Wells Real Estate Fund XIII, L.P.
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             (Exact name of registrant as specified in its charter)


                                     Georgia
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                 (State or other jurisdiction of incorporation)


        333-48984                                        58-2438244
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  (Commission File Number)                     (IRS Employer Identification No.)


          6200 The Corners Parkway, Suite 250, Norcross, Georgia 30092
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code       (770) 449-7800
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          (Former name or former address, if changed since last report)

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Item 2.    Acquisition of Assets

The ADIC Buildings

         On December 21, 2001, Wells Fund XIII - REIT Joint Venture, a joint venture partnership between Wells Real Estate Fund XIII, L.P. ("Registrant") and Wells Operating Partnership, L.P. ("Wells OP"), the operating partnership for Wells Real Estate Investment Trust, Inc., purchased a one-story office and assembly building on an 8.35 acre tract of land located in Parker, Douglas County, Colorado ("ADIC Buildings"). Additionally, Wells Fund XIII - REIT Joint Venture purchased an undeveloped 3.43 acre tract of land immediately adjacent to the ADIC Buildings ("ADIC Land"). Wells Fund XIII - REIT Joint Venture purchased the ADIC Buildings and the ADIC Land for an aggregate purchase price of $12,954,213, plus closing costs.

         The Registrant contributed $6,500,000 and Wells OP contributed $6,671,075 to the Wells Fund XIII - REIT Joint Venture for their respective share of the acquisition costs for the ADIC Buildings. As of January 1, 2002, Wells OP held an equity percentage interest in the Wells Fund XIII - REIT Joint Venture of approximately 68%, and the Registrant held an equity percentage interest in the Wells Fund XIII - REIT Joint Venture of approximately 32%.

         The ADIC Buildings, which were completed in December 2001, consist of two connected one-story office and assembly buildings containing approximately 148,200 rentable square feet. The ADIC Buildings are located at 8560 Upland Drive in the Compark Business Campus, a 630 acre light industrial, office and distribution business center in southeast suburban Denver, immediately west of Centennial Airport.

         The entire 148,200 rentable square feet of the ADIC Buildings is leased to Advanced Digital Information Corporation ("ADIC"), a public company traded on the NASDAQ stock exchange having its corporate headquarters in Redmond, Washington. The ADIC lease is a net lease (i.e., operating costs and maintenance costs are paid by the tenant) that commenced on December 15, 2001, and expires on December 31, 2011. The initial annual base rent payable under the ADIC lease is $1,222,683. ADIC has the right to extend its lease for two additional five-year periods at the then-current market rental rate for the first year of each five-year extension. The annual base rent will increase 2.5% for each subsequent year of each five-year extension.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements. Since it is impracticable to provide the
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required financial statements for the acquired real properties described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Registrant hereby confirms that the required financial statements will be filed on or before March 5, 2002, by amendment to this Form 8-K, which date is within the 60-day period allowed to file such an amendment.

         (b)  Pro Forma Financial Information. See Paragraph (a) above.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WELLS REAL ESTATE FUND XIII, L.P.
                                        (Registrant)

                                        By: Wells Capital, Inc.
                                            General Partner

                                            By: /s/ Leo F. Wells, III
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                                                    Leo F. Wells, III
                                                    President


                                        By: /s/ Leo F. Wells, III
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                                                Leo F. Wells, III
                                                General Partner

Date:  January 2, 2002

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